EMPLOYMENT AGREEMENT RE: J. MICHAEL MOORE


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into by and between Diversified Corporate Resources, Inc., a Texas corporation (herein referred to as the "Company"), and J. Michael Moore (herein referred to as the "Executive").
                              W I T N E S S E T H:
         WHEREAS, the Company desires to continue to employ the Executive and the Executive desires to continue to be employed by the Company; and
         WHEREAS, the purpose of this document is to set forth the terms and conditions of such employment.
         NOW THEREFORE, for and in consideration of the mutual advantages and benefits accruing respectively to the parties hereto, the mutual promises hereinafter made and the acts to be performed by the respective parties hereto, the Company and the Executive do hereby contract and agree as follows:
         1. Employment. The Company hereby employs the Executive as the Chief Executive Officer of the Company, and the Executive hereby accepts such employment, to perform the duties and render services as herein set forth. Such employment shall continue during the term of this Agreement.
         2. Term. Except in the case of earlier termination as herein specifically provided, the Executive's employment with the Company pursuant to this Agreement shall be for a period of three (3) years beginning January 1, 1997 and ending December 31, 1999 (the "Termination Date"). The parties agree that the Termination Date then in effect shall be automatically extended for one
(1) year unless (a) the Agreement has already been terminated for some reason

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permitted hereunder,  or (b) one of the parties hereto shall give written notice to the other at least six (6) months in advance of the Termination Date then in effect.
         3. Base Compensation. As base compensation for the services of Executive during the term hereof, the Company shall pay the Executive a salary at an annual rate to be fixed from time to time by the Board of Directors of the Company but in no event less than $150,000.00 plus any additional compensation which the Board of Directors of the Company may from time to time determine. The Executive's salary hereunder shall be paid in equal semi-monthly installments (subject to reduction for such payroll and withholding deductions as may be required by law), and may be paid, in whole or in part, by one or more of the subsidiaries (the "Subsidiaries") of the Company.
         In addition to the Executive's base salary, the Executive shall be entitled to each of the following (at the Company's expenses unless otherwise indicated): (a) the right to receive an annual bonus pursuant to (i) the stock bonus plan adopted by the Board of Directors of the Company at its meeting on December 27, 1996, (ii) any bonus plans now in effect or hereafter adopted by any of the Subsidiaries, and (iii) such other bonus plan(s) which the Board of Directors of the Company may hereafter adopt, (b) health insurance coverage now or hereafter in effect which shall provide for payment of health, dental and related expenses incurred during the term of this Agreement with respect to the Executive, the Executive's spouse or the Executive's children, and which shall contain such benefits and options as shall be made available to other executives of the Company and/or the Subsidiaries, (c) the right to participate in any and all 401(k) plans and Section 125 plans now in effect or hereafter adopted by the Company, (d) the right to participate in (i) the Executive Stock Option Plan heretofore adopted by the Board of Directors, (ii) any and all stock options which have been or may hereafter be granted to the Executive in his capacity as a director of the Company, including the option


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heretofore  granted to the Executive giving the Executive the option to purchase
50,000 shares of the Company's common stock, and (iii) any stock option plans for employees and/or executives of the Company which may hereafter be adopted by the Board of Directors of the Company or by the Board of Directors of any of the subsidiaries of the Company (including, but not by way of limitation, the option plan(s) providing for the purchase of 155,000 shares of the Company's common stock pursuant to resolutions adopted by the Board of Directors of the Company at its meeting on December 27, 1996, as such resolutions have been amended to date by the Board of Directors of the Company), (e) the right to all fringe benefits generally made available to other executives and/or employees of the Company, and (f) the right to participate in any and all retirement and/or incentive plans now in effect or hereafter implemented by the Company or any of the subsidiaries of the Company.
         In addition to the foregoing, the Executive shall be entitled to (a) such vacation leave as shall be permitted by the Company's standard policies, or
(b) if such standard policies provide for a lesser amount of vacation leave, minimum annual vacation leave of three (3) weeks per year with full pay, and thirty (30) days per year of sick leave with full pay (this number of days of sick leave may be extended if the Board of Directors of the Company approves).
         The Executive shall also be entitled to receive such fees and/or compensation as shall be granted to the Executive by the Board of Directors of the Company in connection with the Executive serving as a member of the Board of Directors of the Company, and/or any and all of the subsidiaries of the Company.
         4. Duties and Services. During the term of this Agreement, the Executive agrees to (a) do his utmost to enhance and develop the best interests and welfare of the Company, (b) give his best efforts and skill to advancing and promoting the growth and success of the Company, and (c) perform such duties or render such services as the Board of Directors of the


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Company  may,  from  time to  time,  reasonably  confer  upon or  impose  on the
Executive. It is understood that the Executive shall report directly to the Board of Directors of the Company.
         5.       Termination.
                  a. The Company may terminate the Executive's employment pursuant to this Agreement at any time for "cause" as herein defined. The term "cause" shall mean any of the following events: (i) the Executive's conviction or plea of guilty to a crime involving moral turpitude, (ii) any acts of dishonesty or theft on the part of the Executive which, in the opinion of the Board of Directors of the Company, is detrimental to the best interests of the Company, and (iii) intentional and material violation by the Executive of any written policy of the Board of Directors of the Company which is not corrected within ninety (90) days after receipt by the Executive of a detailed written explanation from the Board of Directors of the Company. Any decision by the Board of Directors of the Company to terminate the Executive for cause must be approved by the favorable vote of seventy-five percent (75%) of all members of the Board of Directors of the Company excluding the Executive.
                  b. The Company may terminate the Executive as an employee of the Company at any time during the term of this Agreement if a majority of all of the members of the Board of Directors of the Company approves a resolution authorizing such action and reflecting that such action is in the best interests of the Company. However, unless the Executive's employment is terminated for "cause" (as herein defined), any termination of the Executive's employment shall not terminate the Company's obligations to pay to the Executive the severance benefits as hereinafter set forth, or to comply with the other requirements of this Agreement.
                  c. The Executive may terminate his employment with the Company at any time by giving ninety (90) days written notice to the Company.


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                  d. The   Executive's   employment   by   the   Company   shall
automatically terminate on the date of the Executive's death if the Executive dies during the term of this Agreement.
                  e. If the Executive is incapacitated by an accident, sickness or otherwise, so as to render him mentally or physically incapable of performing the services required of him pursuant to this Agreement, Executive's employment by the Company shall terminate at such time as the Board of Directors of the Company determines (with at least seventy-five percent of the directors other than the Executive voting in favor) that the Executive is so disabled and that
this   Agreement   should  be   terminated   by   reason  of  such   disability.
Notwithstanding the foregoing, the Executive shall have the right to contest any determination of disability by the Board of Directors of the Company. In the event that the Executive does contest such determination, such matter shall be resolved by arbitration pursuant to Section 12(c) of this Agreement.
         6.       Severance and Other Payments.
                  a. If the Executive's employment pursuant to this Agreement is terminated for "cause" (as herein defined) or due to the death or disability (as determined pursuant to paragraph 5(e) of this Agreement) of the Executive, the Company shall not be obligated to pay or provide any severance compensation or benefits to the Executive.
                  b.  If  the   Executive's   employment  with  the  Company  is
terminated under Paragraph 5(b) of this Agreement, the Company agrees to pay to the Executive an amount equal to the base compensation which would have been paid to the Executive during the period of time from the date of the termination of the Executive's employment with the Company until the Termination Date and for a period of twelve (12) months following the Termination Date. In addition to the foregoing severance payment, the Executive and his family shall continue to


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participate  in the Company's  group health plan,  at no cost to the  Executive, until the Termination Date.
                  c. If the Executive's employment is terminated during the term of this Agreement, for any reason other than cause, the Executive (i) shall be entitled to receive a prorata share (based upon the number of months employed during the calendar year in which employment with the Company is terminated) of any bonus or incentive compensation which the Executive would otherwise have been entitled to receive had he remained employed for the entirety of the calendar year involved, and (ii) shall have twelve (12) months to exercise any stock options heretofore or hereafter granted to the Executive by the Board of Directors of the Company.
                  d. During the time of Executive's employment with the Company and all of its subsidiaries, the Company shall fund a deferred compensation program for the Executive in the amount of $2,000.00 per month. Such program shall be pursuant to a written policy to be adopted by the Company on or before July 1, 1997.
         7. Working Conditions. The Company will provide the Executive with a private office and secretarial services.
         8. Relocation. In the event that the Board of Directors of the Company relocates the primary office of the Executive outside of the Dallas, Texas metropolitan area, the Company shall pay all moving expenses of the Executive to the place of the new office. Absent the written consent of the Executive, the
Company  shall  not  relocate  the  primary   office  of  the  Executive  to  an
office/location which is not the general corporate office of the Company.
         9. Travel and Entertainment. The Executive is authorized to incur reasonable business expenses on behalf of the Company, including, but not by way of limitation, expenditures of entertainment, gifts and travel; if any expenses are of a kind or a cost in excess


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of the written  policies  established  by the Board of Directors of the Company, such expenses must be expressly authorized by the Board of Directors of the Company. The Company agrees to reimburse the Executive for all such expenses upon the Executive's presentation of an itemized account of such expenditures.
         10. Non-Competition Agreement. In the event that the termination of employment of the Executive pursuant to this Agreement is effectuated by the Executive electing to terminate his employment pursuant to this Agreement, the Executive agrees that the Executive shall not, for a one year period of time following the date of termination of this Agreement, within Dallas, Dallas County, Texas or within a radius of fifty (50) miles from any business location of the Company and its subsidiaries in the continental United States on the Termination Date, enter into or engage generally in direct competition with the Company either as an individual on his own or as a partner or joint venturer, or as an employee or agent for any person, or as an officer, director, shareholder or otherwise of any entity other than the Company or an affiliate of the Company.
         11. Notices. All notices or other instruments or communications provided for in this Agreement shall be in writing and signed by the party giving same and shall be deemed properly given if delivered in person, including delivery by overnight courier, or if sent by registered or certified United
States mail, postage pre-paid, addressed to such party at the address listed below. Each party may, by notice to the other party, specify any other address for the receipt of such notices, instruments or communications. Any notice, instrument or communication sent by telegram shall be deemed properly given only when received by the person to whom it is sent.
         12.  Miscellaneous.


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                  a.  Subject  to  the  condition  that  this  Agreement  is not assignable by either party without the prior written consent of the other party, the terms and provisions of this Agreement shall inure to the benefit of, and
shall  be  binding  on,  the  parties   hereto  and  their   respective   heirs,
representatives, successors and assigns.
                  b. This Agreement supersedes all other agreements, either oral or in writing, between the parties to this Agreement, with respect to the employment of the Executive by the Company. This Agreement contains the entire understanding of the parties and all of the covenants and agreement between the parties with respect to such employment. Any such prior agreements are hereby terminated without obligation for any payments otherwise due thereunder.
                  c. Any controversy between the parties to this Agreement involving the construction or application of any of the terms, covenants, or conditions of this Agreement shall be submitted to arbitration if either party to this Agreement shall request arbitration by notice in writing to the other party. In such event, the parties to this Agreement shall, within thirty (30) days after this Paragraph 12(c) is invoked, both appoint one person as an arbitrator to hear and determine the dispute, and if such arbitrators shall be unable to agree within fifteen (15) days after selection of the second of the two, then the two arbitrators so chosen shall, within fifteen (15) days, select a third impartial arbitrator whose decision shall be final and conclusive upon the parties to this Agreement. The decision of the third arbitrator shall be rendered within fifteen (15) days after selection. The expenses of arbitration proceedings conducted pursuant to this Agreement shall be borne by the party incurring the cost; the expenses of a third arbitrator shall be borne equally by the Company and the Executive.
                  d. In the event of any litigation between the parties related to the compliance with the terms and conditions of this Agreement, the parties hereto acknowledge and agree that (i) such litigation proceedings must be held in Dallas County, Texas, and (ii) the prevailing party


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in  such  litigation   proceedings  shall  be  entitled  to  recover,  from  the
nonprevailing party, reasonable attorneys' fees and expenses incurred in connection with the dispute involved.
                  e. This Agreement has been made under and shall be governed by the laws of the State of Texas.
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the 1st day of January, 1997, but actually executed this 10th day of April, 1997.
                                       COMPANY:

                                       DIVERSIFIED CORPORATE RESOURCES, INC.


                                       By:/s/ M. Ted Dillard
                                          ------------------------
                                          M. Ted Dillard, President

                                       Address:   12801 North Central Expressway
                                                  Suite 350
                                                  Dallas, TX  75243


                                          /s/ J. Michael Moore
                                          ---------------------
                                          J. Michael Moore

                                        Address:




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